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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)      August 19, 1997

                            LAM RESEARCH CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                        000-12701                       94-2634797
- --------------------------------------------------------------------------------
(STATE OR OTHER           (COMMISSION FILE NUMBER)         (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION)

   4650 Cushing Parkway, Fremont, California                    94538
- --------------------------------------------------------------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


Registrant's telephone number, including area code.   (510) 659-0200
                                                   -----------------------------
                                       N/A
- --------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                           Exhibit Index at page:    5



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ITEM 5.   OTHER EVENTS

         (a) On August 19, 1997, pursuant to a written amendment (the "Amendment") Lam Research Corporation (the "Company") and ChaseMellon Shareholder Services, LLC. modified the terms of the Rights Agreement dated January 23, 1997, attached as an Exhibit to the Company's report on Form 8-A dated January 30, 1997 (the "Rights Agreement"), to which they are parties. Defined terms used in this report and not otherwise defined herein have the meanings ascribed to them in the Rights Agreement.

         Pursuant to the terms of the Amendment, the definition of "Acquiring Person" as set forth in the Rights Agreement was modified so as to specifically exclude the various institutional investment accounts managed by affiliates of FMR Corp. (collectively, "FMR"), provided that certain requirements are met as set forth herein. The Amendment provides that the exclusion will exist only for so long as (A) FMR is the Beneficial Owner of less than seventeen percent (17%) of the shares of Common Stock then outstanding and (B) FMR reports or is required to report such ownership on Schedule 13G of the Exchange Act or on
Schedule 13D under the Exchange Act (or any comparable or successor report) and any such schedule does not state any present intention on the part of FMR to hold such shares of Common Stock with the purpose or effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having such purpose or effect.

         The Amendment further provides that if FMR becomes the Beneficial Owner of seventeen percent (17%) or more (but less than eighteen percent (18%)), of the then outstanding shares of Common Stock and, within 10 Business Days of being requested by the Company to advise it regarding the same, FMR certifies to the Company that FMR acquired such shares of Common Stock in excess of seventeen percent (17%) inadvertently and FMR thereafter does not acquire additional shares of Common Stock while the Beneficial Owner of seventeen percent (17%) or more of the shares of Common Stock then outstanding, then FMR shall not be deemed to be an "Acquiring Person" so long as FMR reports or is required to report such ownership on Schedule 13G of the Exchange Act or on Schedule 13D under the Exchange Act (or any comparable or successor report) and any such schedule does not state any present intention on the part of FMR to hold such shares of Common Stock with the purpose or effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having such purpose or effect.

         The Amendment also provides that if any Person (other than FMR) who becomes the Beneficial Owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding, or if FMR becomes the Beneficial Owner of seventeen percent (17%) or more of the shares of Common Stock then outstanding, in each case, as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company, such Person shall not be deemed an Acquiring Person unless and until such Person or FMR, as the case may be, acquires beneficial ownership of additional shares of Common Stock representing one percent (1%) or more of the shares of Common Stock then outstanding.




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         The Amendment further provides that, except as expressly amended by the
Amendment, the Rights Agreement, and all of its terms, conditions and provisions, shall remain in full force and effect in accordance with the provisions thereof.

         This announcement is neither an offer to sell nor a solicitation to buy any of these securities.

         The securities will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.


         The Amendment is set forth as an exhibit to this report.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits


99.1    Amendment No. 1 to Rights Agreement


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ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

(a)      Date of Sale: August 26, 1997

         Title of Securities Sold:  5% Subordinated Notes convertible into
                                    Common Stock (the "Notes")

         Amount of Securities Sold: USD $310,000,000 principal amount of Notes, convertible into 3,530,900 shares of Common
                                    Stock subject to adjustment upon the
                                    occurrence of certain events, as described more specifically in subsection (e) below.

(b)     Initial Purchasers:

         a)    Deutsche Morgan Grenfell Inc.
         b)    ABN AMRO Rothschild
         c)    Lombard Odier International Underwriters Limited

         Class of Persons to whom Notes were resold by the Initial Purchasers after the initial sale by the Company to the Initial Purchasers:

         a)     Qualified Institutional Buyers under Rule 144A
         b)     Non U.S. Persons under Regulation S

(c)     Offering Price of Notes (sold for cash): USD $310,000,000

        Underwriting Discount/Commissions:  2.5%,  USD $7,750,000

(d) Section(s) of the Securities Act or rule(s) of the Commission under which the issuer claimed exemption from registration:

        a)     Regulation D, Rule 506
        b)     Regulation S, Rules 901-904 inclusive

        Facts relied upon to make the exemption available:

        a)     Regulation D, Rule 506; Rule 144A Resale

               At the time of the initial purchase and the initial resale, all Initial Purchasers were accredited investors under Regulation D and all initial resales were made to entities which, if not qualified as Non-U.S. Persons under Regulation S, were qualified institutional buyers as defined in Rule 144A.

         b) Regulation S (initial resales):

                The issuer was, at the time of issuance, a reporting issuer.



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               The transaction was an Offshore Transaction as defined in Rule
               902.

               No directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of the foregoing.

               Offering restrictions, as defined in Rule 902, were implemented.

               By the terms of the offering, no offer or sale, if made prior to the expiration of the 40-day restricted period, may be made to a U.S. Person, as defined in Rule 902.

               Each distributor selling securities to a distributor, a dealer, as defined in Section 2(12) of the Securities Act, or a person receiving a selling concession, fee or other remuneration, in respect of the securities sold, prior to the expiration of the 40-day restricted period, agreed to send a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales that apply to a distributor.

(e)     Terms of Conversion

        The holder of any Note will have the right at the Holder's option to convert any Note (in denominations of $1,000 or any multiple thereof) into shares of Common Stock at any time prior to the close of business on the maturity date, September 1, 2002, unless previously redeemed or repurchased, at a conversion price of $87.77 per share (equivalent to a conversion rate of approximately 11.39 shares per $1,000 principal amount of Notes). The conversion price is subject to adjustment from time to time upon the occurrence of certain events.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LAM RESEARCH CORPORATION
                                 (Registrant)


Dated: September 8, 1997         By:      /s/ RICHARD H. LOVGREN
                                         ----------------------------
                                 Name:    Richard H. Lovgren
                                 Title:   Vice President, General Counsel
                                          and Secretary



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                                        EXHIBIT INDEX


                                                            Page Number in
                                                         Sequentially Numbered
   Exhibit No.                 Description                  Current Report
   -----------                 -----------                  --------------
       99.1      Amendment No. 1 to Rights Agreement               9



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